UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 25, 2025

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-42552	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 W. 76th Street, Suite 118,	Eden Prairie,	Minnesota	55344
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(952)	656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2025, Daniel Coyle was appointed the Chief Operating Officer of Sanuwave Health, Inc. (the “Company”). Mr. Coyle, age 35, was the Company’s Vice President of Engineering and Operations from October 2024 through September 2025, and a Program Director at Nextern, a medical device manufacturer, from September 2019 through September 2024.

Mr. Coyle has no family relationships with any executive officer or director of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Further, there are no arrangements or understandings between Mr. Coyle and any other person pursuant to which he was selected to become the Chief Operating Officer of the Company.

Effective upon his appointment, Mr. Coyle’s annualized base salary was increased to $225,000, and his annual cash bonus award opportunity for the remainder of 2025 was increased to 40% of his annual base salary. The Compensation Committee of the Company’s Board of Directors (the “Board”) also approved an award of stock options (the “Options”) to purchase 60,000 shares of the Company’s common stock, which Options shall be granted to Mr. Coyle on October 9, 2025 and shall vest and become exercisable in 12 equal installments on each quarterly anniversary of the grant date.

Immediately prior to Mr. Coyle’s appointment, Peter Stegagno, the Company’s former Chief Operating Officer, was removed from such position and appointed the Company’s Chief Regulatory Officer. In connection with this transition, the Board completed a detailed review of Mr. Stegagno’s new functions and responsibilities, and based upon such review, determined that he no longer satisfies the definition of “officer” set forth in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) or the definition of “executive officer” set forth in Rule 3b-7 under the Exchange Act.

On September 25, 2025, Andrew Walko, the Company’s President, also was terminated without cause, effective as of October 24, 2025. The Company and Mr. Walko are negotiating the terms of a separation agreement, which is expected to be finalized at a later date. The Company does not intend to appoint a new President at this time

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: October 1, 2025	By:	/s/ Morgan Frank
	Name:	Morgan Frank
	Title:	Chief Executive Officer
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